Exhibit 10.1

31 July 2015

Solitario Exploration & Royalty Corp.

4251 Kipling Street

Suite 390, Wheat Ridge,

Colorado 80033

United States of America

(Borrower)

Dear Sirs,

SOLITARIO FACILITY AGREEMENT – AMENDMENT LETTER

We refer to the agreement titled ‘Facility Agreement’ dated 10 August 2012 between the Borrower, RMB Resources Inc. (Agent) and RMB Australia Holdings Limited (Financier) (the Facility Agreement).

The Agent and the Financier have agreed to extend the maturity date of the facility provided under the Facility Agreement on the terms and conditions set out in this letter.

Terms used in this letter have the meanings given to them in the Facility Agreement unless otherwise defined in this letter.

1.	Conditions precedent

The operation of paragraph 2 of this letter is subject to and conditional on the Agent receiving each of the following in form and substance satisfactory to the Agent:

(a)	extension fee: the extension fee payable by the Borrower under paragraph 3 of this letter; and

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(b)	extension of Warrant Certificate expiry date:
(1)	a form of amendment to the Warrant Certificate issued to the Financier on 21 August 2012, with number W-1, which extends the Exercise Period of that Warrant Certificate by 12 months, duly executed by all parties to that amendment, together with all documents necessary to effect the amendment; and
(2)	evidence that the Borrower has obtained all necessary authorisations and approvals to effect the amendment to the Warrant Certificate.

2.	Amendment

The parties to this letter agree that, with effect from the date on which the conditions precedent in paragraph 1 of this letter have been satisfied in form and in substance satisfactory to the Agent, the Facility Agreement is amended by:

(a)	deleting the definition of “Expiry Date” in clause 1.1. of the Facility Agreement and replacing it with the following:

“Expiry Date in respect of a Warrant, the later of:

1	the date which is 36 months after a Warrant is issued to the Financier or the Financier’s nominee under this agreement; and

2	the date on which the “Exercise Period” ends, as specified in the Warrant Certificate for that Warrant.

(b)	deleting the definition of “Repayment Date” in clause 1.1 of the Facility Agreement and replacing it with the following:

“Repayment Date the earlier of:

1	30 September 2015*; and

2	The Project Finance Availability Date.

3.	Extension fee

In consideration for the extension of the Repayment Date as contemplated by paragraph 2(a) of this letter, the Borrower agrees to pay to the Lender an extension fee of US$50,000.

4.	Ratification

Each Transaction Party ratifies and confirms the Facility Agreement and each other Transaction document.

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5.	Acknowledgements and covenants

Each Transaction Party acknowledges and agrees with the Finance Parties that:

(a)	the Finance Parties have provided this letter at the request and for the benefit of the Transaction Parties;

(b)	its obligations to the Finance Parties under the Facility Agreement and the other Transaction Documents, or otherwise, are and continue to be secured by the Securities and, without limitation, all amounts owing by it to the Agent and the Financier under the Facility Agreement and the other Transaction Documents or otherwise comprise part of the Secured Moneys;

(c)	other than as expressed in this letter, this letter will not abrogate, prejudice, discharge, limit or affect in any way:

(1)	the duties, obligations or liabilities of each Transaction Party; or

(2)	any other Events of Default or Potential Events of Default which may have occurred and continue to exist,

under the Facility Agreement or any other Transaction Document; and

(d)	this letter is a Transaction Document.

6.	Governing law

(a)	This letter is governed by the laws of the State of Colorado and the laws of the United States of America which are applicable in the State of Colorado, without reference to conflicts of law principles.

(b)	Each party irrevocably submits to the non-exclusive jurisdiction of the State or Federal courts of the State of Colorado.

7.	Costs

The Borrower must pay to the Agent on demand all costs and disbursements incurred by the Finance Parties in connection with the negotiation, preparation, execution, completion of this letter, all counterparts of this letter and all other documents required for the purposes of this letter.

8.	Acceptance

The Borrower accepts the terms and conditions in this letter by executing a copy of this letter.

9.	General

This letter may be signed in any number of counterparts and all counterparts taken together constitute one and the same instrument.

This letter is executed as an agreement.

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Yours faithfully

Signed for

RMB Resources Inc.

By its authorized signatory

/s/ Richard A. Winters

Authorized signatory

Richard A. Winters

Print Name

Signed sealed and delivered by

RMB Australia Holdings Limited

By its attorney

/s/ Gregory Gay

Director

Gregory Gay

Print Name

/s/ Arnold Vogel

Director

Arnold Vogel

Print Name

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We agree to the terms of this letter.

Signed for

Solitario Exploration & Royalty Corp.

By its authorized signatories

/s/ Christopher E. Herald

Authorized Signatory

Christopher E. Herald

Print Name

/s/ James R. Maronick

Authorized Signatory

James R. Maronick

Print Name